                                                                    EXHIBIT 99.1

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 15, 2002

I.    RECONCILIATION OF COLLECTION ACCOUNT:
        End of Period Collection Account Balance as of Prior Payment Date:                                       882,283.43
        Available Funds:
               Contract Payments due and received in this period                                               2,585,510.86
               Contract Payments due in prior period(s) and received in this period                               36,885.07
               Contract Payments received in this period for next period                                         122,360.94
               Sales, Use and Property Tax payments received                                                      23,324.91
               Prepayment Amounts related to early termination in this period                                  2,466,789.21
               Servicer Advance                                                                                  412,514.69
               Proceeds received from recoveries on previously Defaulted Contracts                                     0.00
               Transfer from Reserve Account                                                                       3,531.90
               Interest earned on Collection Account                                                               4,578.14
               Interest earned on Affiliated Account                                                                 244.83
               Proceeds from repurchase of Contracts per Contribution and Servicing
                Agreement Section 5.03                                                                                 0.00
               Amounts paid per Contribution and Servicing Agreement Section 7.01
                (Substituted contract < Predecessor contract)                                                          0.00
               Amounts paid under insurance policies                                                                   0.00
               Maintenance, Late Charges and any other amounts                                                    15,267.75

                                                                                                       ---------------------
        Total Available Funds                                                                                  6,553,291.73
        Less: Amounts to be Retained in Collection Account                                                       746,315.27
                                                                                                       ---------------------
        AMOUNT TO BE DISTRIBUTED                                                                               5,806,976.46
                                                                                                       =====================


        DISTRIBUTION OF FUNDS:
               1.   To Trustee -  Fees                                                                                 0.00
               2.   To Servicer, any unreimbursed Nonrecoverable Advances or
                      Servicer Advances                                                                           36,885.07
               3.   To Noteholders (For Servicer Report immediately following the
                      Final Additional Closing Date)
                         a) Class A1 Principal and Interest                                                            0.00
                         a) Class A2 Principal (distributed after A1 Note matures) and Interest                        0.00
                         a) Class A3 Principal (distributed after A2 Note matures) and Interest                        0.00
                         a) Class A4 Principal (distributed after A3 Note matures) and Interest                4,768,533.76
                         a) Class A5 Principal (distributed after A4 Note matures) and Interest                  234,054.84
                         b) Class B Principal and Interest                                                        85,239.66
                         c) Class C Principal and Interest                                                       171,036.55
                         d) Class D Principal and Interest                                                       114,718.68
                         e) Class E Principal and Interest                                                       147,162.04

               4.   To Reserve Account for Requirement per Indenture Agreement Section 3.08                            0.00
               5.   To Issuer - Residual  Principal and Interest and Reserve Account
                       Distribution
                         a) Residual Interest (Provided no Restricting or Amortization Event
                              in effect)                                                                          15,485.66
                         b) Residual Principal (Provided no Restricting or Amortization Event
                              in effect)                                                                         158,871.95
                         c)  Reserve Account Distribution (Provided no Restricting or
                              Amortization Event in effect)                                                        3,531.90
               6.   To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and
                              Any Other Amounts                                                                   43,415.63
               7.   To Servicer, Servicing Fee and other Servicing Compensations                                  28,040.72
                                                                                                       ---------------------
        TOTAL FUNDS DISTRIBUTED                                                                                5,806,976.46
                                                                                                       =====================

                                                                                                       ---------------------
        End of Period Collection Account Balance {Includes Payments in Advance & Restricting
          Event Funds (if any)}                                                                                   746,315.27
                                                                                                       =====================

II.    RESERVE ACCOUNT

Beginning Balance                                                                                             $2,511,821.93
         - Add Investment Earnings                                                                                 3,531.90
         - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                              0.00
         - Less Distribution to Certificate Account                                                                3,531.90
                                                                                                       ---------------------
End of period balance                                                                                         $2,511,821.93
                                                                                                       =====================
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                    $2,511,821.93
                                                                                                       =====================

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 15, 2002

III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                   Pool A                                     53,200,104.36
                   Pool B                                     12,599,441.51
                                                       ---------------------
                                                                                       65,799,545.87
Class A Overdue Interest, if any                                       0.00
Class A Monthly Interest - Pool A                                289,736.52
Class A Monthly Interest - Pool B                                 68,618.64

Class A Overdue Principal, if any                                      0.00
Class A Monthly Principal - Pool A                             1,983,952.60
Class A Monthly Principal - Pool B                             2,660,280.84
                                                       ---------------------
                                                                                        4,644,233.44
Ending Principal Balance of the Class A Notes
                   Pool A                                     51,216,151.76
                   Pool B                                      9,939,160.67
                                                       ---------------------
                                                                                   -----------------
                                                                                       61,155,312.43
                                                                                   =================

----------------------------------------------------------------------------------------------------
Interest Paid Per $1,000              Principal Paid Per $1,000               Ending Principal
Original Face $221,020,000            Original Face $221,020,000              Balance Factor
$       1.621370                      $        21.012729                            27.669583%
----------------------------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
                   Class A1                                                 0.00
                   Class A2                                                 0.00
                   Class A3                                                 0.00
                   Class A4                                        23,179,545.87
                   Class A5                                        42,620,000.00
                                                            ---------------------

Class A Monthly Interest                                                                    65,799,545.87
                   Class A1 (Actual Number Days/360)                        0.00
                   Class A2                                                 0.00
                   Class A3                                                 0.00
                   Class A4                                           124,300.32
                   Class A5                                           234,054.84
                                                            ---------------------

Class A Monthly Principal
                   Class A1                                                 0.00
                   Class A2                                                 0.00
                   Class A3                                                 0.00
                   Class A4                                         4,644,233.44
                   Class A5                                                 0.00
                                                            ---------------------
                                                                                             4,644,233.44
Ending Principal Balance of the Class A Notes
                   Class A1                                                 0.00
                   Class A2                                                 0.00
                   Class A3                                                 0.00
                   Class A4                                        18,535,312.43
                   Class A5                                        42,620,000.00
                                                            ---------------------
                                                                                        ------------------
                                                                                            61,155,312.43
                                                                                        ==================

Class A4

--------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000        Ending Principal
Original Face $41,000,000     Original Face $41,000,000        Balance Factor
$ 3.03172                     $      113.273986                      45.208079%
--------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 15, 2002

V.   CLASS B NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class B Notes
                              Pool A                                      907,071.53
                              Pool B                                      214,824.57
                                                               ----------------------
                                                                                                  1,121,896.10

        Class B Overdue Interest, if any                                        0.00
        Class B Monthly Interest - Pool A                                   4,905.75
        Class B Monthly Interest - Pool B                                   1,161.84
        Class B Overdue Principal, if any                                       0.00
        Class B Monthly Principal - Pool A                                 33,821.22
        Class B Monthly Principal - Pool B                                 45,350.85
                                                               ----------------------
                                                                                                     79,172.07
        Ending Principal Balance of the Class B Notes
                              Pool A                                      873,250.31
                              Pool B                                      169,473.72
                                                               ----------------------
                                                                                          ---------------------
                                                                                                  1,042,724.03
                                                                                          =====================

--------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000        Ending Principal
Original Face $3,768,000      Original Face $3,768,000         Balance Factor
$        1.610295             $      21.011696                       27.673143%
--------------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE
        Beginning Principal Balance of the Class C Notes
                              Pool A                                     1,814,943.84
                              Pool B                                       429,848.41
                                                                ----------------------
                                                                                                   2,244,792.25

        Class C Overdue Interest, if any                                         0.00
        Class C Monthly Interest - Pool A                                   10,261.99
        Class C Monthly Interest - Pool B                                    2,430.43
        Class C Overdue Principal, if any                                        0.00
        Class C Monthly Principal - Pool A                                  67,642.43
        Class C Monthly Principal - Pool B                                  90,701.70
                                                                ----------------------
                                                                                                     158,344.13
        Ending Principal Balance of the Class C Notes
                              Pool A                                     1,747,301.41
                              Pool B                                       339,146.71
                                                                ----------------------
                                                                                           ---------------------
                                                                                                   2,086,448.12
                                                                                           =====================

--------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000       Ending Principal
Original Face $7,537,000        Original Face $7,537,000        Balance Factor
$       1.684015                $      21.008907                      27.682740%
--------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 15, 2002

VII.   CLASS D NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class D Notes
                              Pool A                                      1,209,428.76
                              Pool B                                        286,432.73
                                                                 ----------------------
                                                                                                    1,495,861.49

        Class D Overdue Interest, if any                                          0.00
        Class D Monthly Interest - Pool A                                     7,402.71
        Class D Monthly Interest - Pool B                                     1,753.21
        Class D Overdue Principal, if any                                         0.00
        Class D Monthly Principal - Pool A                                   45,094.96
        Class D Monthly Principal - Pool B                                   60,467.80
                                                                 ----------------------
                                                                                                      105,562.76
        Ending Principal Balance of the Class D Notes
                              Pool A                                      1,164,333.80
                              Pool B                                        225,964.93
                                                                 ----------------------
                                                                                            ---------------------
                                                                                                    1,390,298.73
                                                                                            =====================

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $5,024,000       Original Face $5,024,000        Balance Factor
$       1.822436               $     21.011696                       27.673144%
--------------------------------------------------------------------------------


VIII.   CLASS E NOTE PRINCIPAL BALANCE
        Beginning Principal Balance of the Class E Notes
                              Pool A                                       1,513,387.40
                              Pool B                                         358,439.45
                                                                  ----------------------
                                                                                                     1,871,826.85

        Class E Overdue Interest, if any                                           0.00
        Class E Monthly Interest - Pool A                                     12,296.27
        Class E Monthly Interest - Pool B                                      2,912.32
        Class E Overdue Principal, if any                                          0.00
        Class E Monthly Principal - Pool A                                    56,368.70
        Class E Monthly Principal - Pool B                                    75,584.75
                                                                  ----------------------
                                                                                                       131,953.45
        Ending Principal Balance of the Class E Notes
                              Pool A                                       1,457,018.70
                              Pool B                                         282,854.70
                                                                  ----------------------
                                                                                             ---------------------
                                                                                                     1,739,873.40
                                                                                             =====================

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $6,282,000       Original Face $6,282,000        Balance Factor
$        2.420979              $     21.005006                       27.696170%
--------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 15, 2002

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

        Beginning Residual Principal Balance
                              Pool A                                              1,812,241.35
                              Pool B                                                429,103.42
                                                                               ----------------
                                                                                                                  2,241,344.77

        Residual Interest - Pool A                                                   12,520.92
        Residual Interest - Pool B                                                    2,964.74
        Residual Principal - Pool A                                                  67,867.91
        Residual Principal - Pool B                                                  91,004.04
                                                                               ----------------
                                                                                                                    158,871.95
        Ending Residual Principal Balance
                              Pool A                                              1,744,373.44
                              Pool B                                                338,099.38
                                                                               ----------------
                                                                                                             ------------------
                                                                                                                  2,082,472.82
                                                                                                             ==================


X.   PAYMENT TO SERVICER

         - Collection period Servicer Fee                                                                            28,040.72
         - Servicer Advances reimbursement                                                                           36,885.07
         - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                           43,415.63
                                                                                                             ------------------
        Total amounts due to Servicer                                                                               108,341.42
                                                                                                             ==================

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
           Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
              beginning of the related Collection Period                                                              60,457,177.26

           Aggregate Discounted Contract Balance of Additional Contracts acquired during
              Collection Period                                                                                                0.00

           Decline in Aggregate Discounted Contract Balance                                                            2,254,747.82

           Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                 -------------------
              ending of the related Collection Period                                                                 58,202,429.44
                                                                                                                 ===================

           Components of Decline in Aggregate Discounted Contract Balance:
               - Principal portion of Contract Payments and Servicer Advances                       2,244,842.77

               - Principal portion of Prepayment Amounts                                                9,905.05

               - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02          0.00

               - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                      Contracts during the Collection Period                                                0.00

               - Aggregate Discounted Contract Balance of Substitute Contracts added during
                      Collection Period                                                                     0.00

               - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                      during Collection Period                                                              0.00

                                                                                                    ------------
                                    Total Decline in Aggregate Discounted Contract Balance          2,254,747.82
                                                                                                    ============


POOL B

           Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
               beginning of the related Collection Period                                                             14,318,090.12

           Aggregate Discounted Contract Balance of Additional Contracts acquired during
               Collection Period                                                                                               0.00

           Decline in Aggregate Discounted Contract Balance                                                            3,023,389.97

           Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                -------------------
               ending of the related Collection Period                                                                11,294,700.15
                                                                                                                ===================

           Components of Decline in Aggregate Discounted Contract Balance:
               - Principal portion of Contract Payments  and Servicer Advances                        581,099.43

               - Principal portion of Prepayment Amounts                                            2,442,290.54

               - Principal portion of Contracts repurchased under Indenture
                      Agreement Section 4.02                                                                0.00

               - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                      Contracts during the Collection Period                                                0.00

               - Aggregate Discounted Contract Balance of Substitute Contracts added during
                      Collection Period                                                                     0.00

               - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                      during Collection Period                                                              0.00

                                                                                                    ------------
                            Total Decline in Aggregate Discounted Contract Balance                  3,023,389.97
                                                                                                    ============


                                                                                                                -------------------
 AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    69,497,129.59
                                                                                                                ===================

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 15, 2002

XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS
   POOL A                                                                                                 Predecessor
                                                              Discounted           Predecessor            Discounted
   Lease #         Lessee Name                                Present Value        Lease #                Present Value
   ---------------------------------------------              -------------        -----------            --------------
   2199-001        Regional Radiology, LLC                    $1,112,975.58        1881-001                $2,435,321.88
   1231-041        Radnet Management, Inc.                      $953,502.31
   1560-013        Drew Medical inc                             $342,866.78
                   Cash                                          $25,977.21
   3323-002        Open MRI Ohio 1 Ventures, LLC                $932,975.98        912-501                   $492,124.09
   3330-002        Open MRI Texas Ventures, LLC                 $784,394.56        917-501                   $536,814.08
                                                                                   917-502                   $578,192.91
                                                                                   920-501                    $35,076.58
                                                                                  1912-001                    $34,364.63



                                                              -------------                               --------------
                                                    Totals:   $4,152,692.42                                $4,111,894.17

   a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                $4,111,894.17
   b) ADCB OF POOL A AT CLOSING DATE                                                                     $201,135,070.09
   c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                2.04%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                 $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
      & Servicing Agreement Section 7.02                                                        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD             YES                             NO  X
                                                                                      ----                           ----

   Pool B                                                                                                 Predecessor
                                                              Discounted           Predecessor            Discounted
   Lease #         Lessee Name                                Present Value        Lease #                Present Value
   ---------------------------------------------              -------------        -----------            --------------
                   NONE








                                                              -------------                               --------------
                                                    Totals:           $0.00                                        $0.00



   a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                        $0.00
   b) ADCB OF POOL B AT CLOSING DATE                                                                      $50,047,123.17
   c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                  0.00%

 * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED
   TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                  $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                   $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
      & Servicing Agreement Section 7.02                                                          $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD             YES                             NO  X
                                                                                      ----                           ----

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 15, 2002

XIV.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

   POOL A - NON-PERFORMING                                                                                Predecessor
                                                              Discounted           Predecessor            Discounted
   Lease #         Lessee Name                                Present Value        Lease #                Present Value
   ---------------------------------------------              -------------        -----------            -------------
   408-502     Western Kentucky Diagnostic                      $495,646.95        277-103                $2,561,363.27
   1042-501    Pinnacle Imaging, Inc.                         $1,631,421.93        1513-002                 $953,250.10
   2375-001    Tuscarawas Ambulatory                          $1,286,730.05        1725-002                 $588,254.35
   1097-506    Advanced Healthcare Resources                    $675,567.93
               Cash                                              $13,500.87
   2545-002    Presgar L.C.                                     $964,543.83        2205-001               $3,763,600.22
   2907-001    Laser Vision Centers, Inc.                       $472,557.70
   2000667-2   Hartford Hospital, Inc.                          $190,558.39
   2004051-2   Health Care Solutions                            $695,143.77
   2004051-3   Health Care Solutions                            $993,964.93
   2004887-1   BBC Healthcare International, L.L.C.             $212,022.60
   2005804-1   Otsego Memorial Hospital                         $236,366.53

                                                              -------------                               --------------
                                                      Totals: $7,868,025.48                                $7,866,467.94

   a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                         7,866,467.94
   b) ADCB OF POOL A AT CLOSING DATE                                                                    $201,135,070.09
   c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                               3.91%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                           $0.00
b)  Total discounted Contract Balance of Substitute Receivables                            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
      & Servicing Agreement Section 7.02                                                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD             YES                          NO  X
                                                                                      ----                         ----

   POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                          Predecessor
                                                              Discounted           Predecessor            Discounted
   Lease #         Lessee Name                                Present Value        Lease #                Present Value
   ---------------------------------------------              -------------        -----------            -------------
   1528-003    U.S. Neurosurgical, Inc.                         $642,004.10        960-501                   $82,012.38
   2826-003    Newark Health Imaging, L.L.C.                    $205,317.69        960-502                   $28,390.17
   2906-001    Laser Vision Centers, Inc.                       $496,511.61        1043-501                 $641,289.38
               Cash                                             $3,932.26          1043-502                 $596,073.73




                                                              -------------                               --------------
                                                      Totals: $1,347,765.66                                $1,347,765.66


   a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                            $1,347,765.66
   b) ADCB OF POOL B AT CLOSING DATE                                                                      $50,047,123.17
 * c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                              2.69%

   ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE
   SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN
   FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                             $0.00
b)  Total discounted Contract Balance of Substitute Receivables                              $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
      & Servicing Agreement Section 7.02                                                     $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD             YES                             NO  X
                                                                                      ----                            ----

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 15, 2002

XV.       POOL PERFORMANCE MEASUREMENTS

1.                            AGGREGATE DISCOUNTED CONTRACT BALANCE

          CONTRACTS DELINQUENT > 90 DAYS                                 TOTAL OUTSTANDING CONTRACTS
          This Month                               1,327,394.18          This Month                             69,497,129.59
          1 Month Prior                              921,058.30          1 Month Prior                          74,775,267.38
          2 Months Prior                           1,115,875.29          2 Months Prior                         79,218,896.38

          Total                                    3,364,327.77          Total                                 223,491,293.35

          a) 3 MONTH AVERAGE                       1,121,442.59          b) 3 MONTH AVERAGE                     74,497,097.78

          c) a/b                                          1.51%

2.        Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                        Yes            No     X
                                                                                                            --------      --------

3.        Restricting Event Check

          A. A Delinquency Condition exists for current period?                                          Yes            No     X
                                                                                                             --------      --------
          B. An Indenture Event of Default has occurred and is then continuing?                          Yes            No     X
                                                                                                             --------      --------

4.        Has a Servicer Event of Default occurred?                                                      Yes            No     X
                                                                                                             --------      --------


5.        Amortization Event Check

          A. Is 1c  > 8% ?                                                                               Yes            No     X
                                                                                                             --------      --------
          B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
               not remedied within 90 days?                                                              Yes            No     X
                                                                                                             --------      --------
          C. As of any Determination date, the sum of all defaulted contracts since the Closing date
               exceeds 6% of the ADCB on the Closing Date?                                               Yes            No     X
                                                                                                             --------      --------




6.        Aggregate Discounted Contract Balance at Closing Date                                           Balance  $ 251,182,193.26
                                                                                                                   ----------------


          DELINQUENT LEASE SUMMARY

                      Days Past Due                      Current Pool Balance                               # Leases
                      -------------                      --------------------                               --------
                            31 - 60                              3,722,340.72                                     24
                            61 - 90                              1,592,649.57                                      8
                           91 - 180                              1,327,394.18                                      8



          Approved By:
          Matthew E. Goldenberg
          Vice President
          Structured Finance and Securitization